Exhibit 99.1

Domino's Pizza Master Issuer LLC

Domino's SPV Canadian Holding Company Inc.

Domino's Pizza Distribution LLC

Domino's IP Holder LLC

Quarterly Noteholders' Statement

Quarterly Collection Period Starting:	September 8, 2014
Quarterly Collection Period Ending:	December 28, 2014
Quarterly Payment Date:	January 26, 2015

Debt Service Coverage Ratios and Senior ABS Leverage

		Senior ABS Leverage		Quarterly DSCR
Current Period		4.21	x	3.94	x

One Period Prior		4.36	x	3.70	x

Two Periods Prior		4.47	x	3.81	x

Three Periods Prior		4.55	x	3.46	x

System Performance

Domestic

	Franchise	Company-Owned		Total Domestic
Open Stores at end of prior Quarterly Collection Period	4,640	376		5,016
Store Openings during Quarterly Collection Period	60	—		60
Store Transfers during Quarterly Collection Period	(1)	1		—
Permanent Store Closures during Quarterly Collection Period	(9)	—		(9)

Net Change in Open Stores during Quarterly Collection Period	50	1		51
Open Stores at end of Quarterly Collection Period	4,690	377		5,067

International

	Franchise	Company-Owned		Total International
Open Stores at end of prior Quarterly Collection Period	6,265	—		6,265
Store Openings during Quarterly Collection Period	323	—		323
Permanent Store Closures during Quarterly Collection Period	(26)	—		(26)

Net Change in Open Stores during Quarterly Collection Period	297	—		297
Open Stores at end of Quarterly Collection Period	6,562	—		6,562

	Franchise	Company-Owned		International
Same-Store Sales Growth for Quarterly Collection Period	11.0%	11.9%		6.1%

Potential Events
				Material Concern
i. Potential Rapid Amortization Event				No
ii. Potential Manager Termination Event				No

Cash Trapping

		Commenced		Date of Commencement
i. a. Partial Cash Trapping Period		No		N/A

b. Full Cash Trapping Period		No		N/A

ii. Series 2012-1 Cash Trapping Percentage during Quarterly Collection Period				N/A

iii. Series 2012-1 Cash Trapping Percentage following current Quarterly Payment Date				N/A

iv. Series 2012-1 Cash Trapping Percentage during prior Quarterly Collection Period				N/A

v. Series 2012-1 Partial Cash Trapping Release Event				N/A

vi. Series 2012-1 Full Cash Trapping Release Event				N/A

Occurrence Dates

		Commenced		Date of Commencement
i. Rapid Amortization Event		No		N/A

ii. Default		No		N/A

iii. Event of Default		No		N/A

iv. Manager Termination Event		No		N/A

Non-Amortization Test

		Commenced		Date of Commencement
i. Non-Amortization Period		Yes		October 25, 2014

Extension Periods

		Commenced		Date of Commencement
i. Series 2012-1 Class A-1 first renewal period		No		N/A

ii. Series 2012-1 Class A-1 second renewal period		No		N/A

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	September 8, 2014
Quarterly Collection Period Ending:	December 28, 2014
Quarterly Payment Date:	January 26, 2015

Allocation of Funds
1. Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:
i. Outstanding Principal Balances
a. Advances Under Series 2012-1 Class A-1 Notes	—
b. Series 2012-1 Class A-2 Notes	$1,521,843,750.00

c. Senior Subordinated Notes	—

d. Subordinated Notes	—

ii. Reserve Account Balances
a. Available Senior Notes Interest Reserve Account Amount (1)	20,777,867.50

b. Available Senior Subordinated Notes Interest Reserve Account Amount	—

c. Available Cash Trap Reserve Account Amount (1)	—

2. Retained Collections for Current Quarterly Payment Date:
i. Franchisee Payments
a. Domestic Continuing Franchise Fees	139,306,376.60

b. International Continuing Franchise Fees	39,236,322.74

c. Initial Franchise Fees	—

d. Other Franchise Fees	—

e. PULSE Maintenance Fees	1,381,801.31
f. PULSE License Fees	290,050.00

g. Technology Fees	5,070,087.15

h. Franchisee Insurance Proceeds	—

i. Other Franchisee Payments	—

ii. Company-Owned Stores License Fees	5,859,003.19

iii. Third-Party License Fees	—

iv. Product Purchase Payments	448,507,037.26

v. Co-Issuers Insurance Proceeds	—

vi. Asset Disposition Proceeds	—

vii. Excluded Amounts	3,765,206.21

viii. Other Collections	3,214,993.00

ix. Investment Income	4,329.29

x. HoldCo L/C Agreement Fee Income	257,969.05

Less:
xiii. Excluded Amounts	77,460,204.89

a. Advertising Fees	73,694,998.68

b. Company-Owned Store Advertising Fees	—

c. Third-Party Matching Expenses	3,765,206.21

xiv. Product Purchase Payments	448,507,037.26

xiv. Bank Account Expenses	52,044.27

Plus:
xvi. Aggregate Weekly Distributor Profit Amount	29,409,669.33

xvii. Retained Collections Contributions	—

xviii. Total Retained Collections	150,283,558.71

3. Adjusted Net Cash Flow for Current Quarterly Payment Date:
i. Retained Collections for Quarterly Collection Period	150,283,558.71

Less:
ii. Servicing Fees, Liquidation Fees and Workout Fees	78,101.94

iii. Securitization Entities Operating Expenses paid during Quarterly Collection Period	—

iv. Weekly Manager Fee Amounts paid during Quarterly Collection Period	18,086,953.85

v. Manager Advances Reimbursement Amounts	—

vi. PULSE Maintenance Fees	1,381,801.31

vii. Technology Fees	5,070,087.15

viii. Administrative Expenses	25,000.00

vix. Investment Income	4,329.29

vx. Retained Collections Contributions, if applicable, received during Quarterly Collection Period	—

viii. Net Cash Flow for Quarterly Collection Period	125,637,285.17

ix. Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	1,121,761.47

x. Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year	91

xi. Adjusted Net Cash Flow for Quarterly Collection Period	$102,080,294.20

1. Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	September 8, 2014
Quarterly Collection Period Ending:	December 28, 2014
Quarterly Payment Date:	January 26, 2015

4. Debt Service / Payments to Noteholders for Current Quarterly Payment Date:
i. Required Interest on Senior and Senior Subordinated Notes
Series 2012-1 Class A-1 Quarterly Interest	$92,112.07

Series 2012-1 Class A-2 Quarterly Interest	19,844,842.50

Series 2012-1 Senior Subordinated Quarterly Interest	—

ii. Required Principal on Senior and Senior Subordinated Notes
Series 2012-1 Class A-2 Quarterly Scheduled Principal	5,906,250.00

Series 2012-1 Senior Subordinated Scheduled Principal	—

iii.Other
Series 2012-1 Class A-1 Quarterly Commitment Fees	70,603.32

iv. Total Debt Service	25,913,807.88

v. Other Payments to Noteholders Relating to Notes
Series 2012-1 Subordinated Quarterly Interest	—

Series 2012-1 Subordinated Quarterly Scheduled Principal	—

Series 2012-1 Class A-1 Quarterly Contingent Additional Interest	—

Series 2012-1 Class A-2 Quarterly Contingent Additional Interest	—

Senior Subordinated Quarterly Contingent Additional Interest	—

Subordinated Quarterly Contingent Additional Interest	—

5. Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:
i. All available deposits in Series 2012-1 Class A-1 Distribution Account	187,715.39

ii. All available deposits in Series 2012-1 Class A-2 Distribution Account	19,844,842.50

iii. All available deposits in Senior Subordinated Distribution Account	—

iv. All available deposits in Subordinated Distribution Account	—

v. Total on Deposit in Distribution Accounts	20,032,557.89

6. Distributions for Current Quarterly Payment Date:
Series 2012-1 Class A-1 Distribution Account
i. Payment of interest and fees related to Series 2012-1 Class A-1 Notes	187,715.39

ii. Indemnification and Real Estate Disposition Proceeds Payments to reduce commitments under Series 2012-1 Class A-1 Notes	—

iii. Principal payments to Series 2012-1 Class A-1 Notes	—

iv. Payment of Series 2012-1 Class A-1 Notes Breakage Amounts	—

Series 2012-1 Class A-2 Distribution Account
i. Payment of interest related to Series 2012-1 Class A-2 Notes	19,844,842.50

ii. Indemnification and Real Estate Disposition Proceeds payments to Series 2012-1 Class A-2 Notes	—

iii. Principal payment to Series 2012-1 Class A-2 Notes	—

iv. Make-Whole Premium related to Series 2012-1 Class A-2 Notes	—

Senior Subordinated Distribution Account
i. Payment of interest related to Senior Subordinated Notes	—

ii. Indemnification and Real Estate Disposition Proceeds payments to Senior Subordinated Notes	—

iii. Principal payment to Senior Subordinated Notes	—

iv. Make-Whole Premium related to Senior Subordinated Notes	—

Subordinated Distribution Account
i. Payment of interest related to Subordinated Notes	—

ii. Indemnification and Real Estate Disposition Proceeds payments to Subordinated Notes	—

iii. Principal payment to Subordinated Notes	—

iv. Make-Whole Premium related to Subordinated Notes	—

Total Allocations from Distribution Accounts	$20,032,557.89

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	September 8, 2014
Quarterly Collection Period Ending:	December 28, 2014
Quarterly Payment Date:	January 26, 2015

7. Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$50.01

ii. Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$—

iii. Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$50.01

8. Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$—

ii. Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$—

iii. Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$—

9. Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$—

ii. Less draws on Available Cash Trap Reserve Account Amount	$—

iii. Less Cash Trapping Release Amount	$—

iv. Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$—

10. Real Estate Disposition Proceeds
i. Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$—

ii. Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$—

11. Scheduled Principal Catch-Up Amounts
i. Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Prior Quarterly Payment Date	$—

ii. Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Current Quarterly Payment Date	$5,906,250.00

12. Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):
i. Series 2012-1 Class A-1 Notes	$44,095,014.00

ii. Series 2012-1 Class A-2 Notes	$1,521,843,750.00

iii. Senior Subordinated Notes	$—

iv. Subordinated Notes	$—

v. Reserve account balances:
a. Available Senior Notes Interest Reserve Account Amount	$20,777,917.51

b. Available Senior Subordinate Notes Interest Reserve Account Amount	$—

c. Available Cash Trap Reserve Account Amount	$—

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement this February 25, 2015

Domino's Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:
Steven J. Goda - Assistant Treasurer